                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MARCH 6, 2000
                Date of Report (Date of earliest event reported)




                            LAM RESEARCH CORPORATION
             (Exact Name of Registrant, as Specified in its Charter)
              -----------------------------------------------------

          DELAWARE                                 000-12933                               94-2634797
      (State or other                       (Commission File Number)                    (I.R.S. Employer
      Jurisdiction of                                                                 Identification No.)
       Incorporation)


                    ----------------------------------------

                              4650 CUSHING PARKWAY
                                FREMONT, CA 94538

               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (510) 659-0200


              -----------------------------------------------------

ITEM 5. OTHER EVENTS.

     Stockholder Approval of Stock Split and Increase in Authorized Capital
Stock

     On March 6, 2000, Lam Research Corporation (the "Company") announced that at a special meeting held on that date, the company's stockholders approved a three-for-one subdivision of its outstanding shares of common stock and increase of the company's authorized common stock to 400 million shares. Stockholder approval of the amendment to the Company's Certificate of Incorporation satisfies the condition for the previously announced three-to-one stock split approved by Lam's Board of Directors on January 21, 2000. Attached hereto as
Exhibit 99.1 is the Company's press release dated March 6, 2000.



Item 7. Financial Statements, pro Forma Financial Information and Exhibits

     (c) Exhibits

         99.1     Lam Research Corporation Press Release, dated March 6, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            LAM RESEARCH CORPORATION


                             /s/  Richard H. Lovgren
                             ------------------------------------------
                             By: Richard H. Lovgren
                                 Title: Vice President, General Counsel
                                 and Secretary


Date:  March 6, 2000

                                  EXHIBIT INDEX

                                                                      Page No. in
                                                                      Sequentially
                                                                     Numbered Current
Exhibit No.                        Description                           Report
-----------                        -----------                       -----------------
   99.1           Lam Research Corporation Press Release dated           5
                  March 6, 2000.